                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance       $361,689,981
Aggregate Original Principal Balance          $362,317,980
Number of Mortgage Loans                             2,269

                                    MINIMUM     MAXIMUM       AVERAGE(1)
                                    -------     -------       ----------
Original Principal Balance         $ 13,040     $700,000      $  159,682
Outstanding Principal Balance      $ 12,940     $699,991      $  159,405

                                    MINIMUM       MAXIMUM    WEIGHTED AVERAGE(2)
                                    -------       -------    -------------------
Original Term (mos)                     120          360             348
Stated remaining Term (mos)             116          357             343
Loan Age (mos)                            3           10               5
Current Interest Rate                 4.990%      11.990%          7.241%
Initial Interest Rate Cap (3)         1.000%       5.000%          2.977%
Periodic Rate Cap (3)                 1.000%       1.500%          1.068%
Gross Margin (3)                      3.250%      10.750%          6.328%
Maximum Mortgage Rate (3)            10.990%      16.950%         13.303%
Minimum Mortgage Rate (3)             4.800%      10.750%          6.977%
Months to Roll (3)                        1           57              21
Original Loan-to-Value                23.06%      100.00%          81.57%
Credit Score (4)                        502          804             645

                                     EARLIEST              LATEST
                                    ----------           ----------
Maturity Date                       11/01/2014           12/01/2034

                                     PERCENT OF
                                    MORTGAGE POOL
                                    -------------
LIEN POSITION
1st Lien                                93.73%
2nd Lien                                 6.27

OCCUPANCY
Primary                                 96.04%
Second Home                              0.90
Investment                               3.06

LOAN TYPE
Fixed Rate                              15.82%
ARM                                     84.18

AMORTIZATION TYPE
Fully Amortizing                        64.36%
Interest-Only                           29.86
Balloon                                  5.78

                                     PERCENT OF
YEAR OF ORIGINATION                 MORTGAGE POOL
                                    -------------
2004                                   100.00%

LOAN PURPOSE
Purchase                                52.74%
Refinance - Rate/Term                    3.28
Refinance - Cashout                     43.98

PROPERTY TYPE
Single Family                           75.96%
Rowhouse                                 0.17
Townhouse                                0.45
Condominium                              5.00
Two- to Four-Family                      4.70
Planned Unit Development                13.72
Manufactured Housing                     0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                          NUMBER     AGGREGATE                          WEIGHTED  AVERAGE      WEIGHTED
                            OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE  PRINCIPAL      AVERAGE  PERCENT
                         MORTGAGE     BALANCE      MORTGAGE   AVERAGE   CREDIT    BALANCE      ORIGINAL    FULL    PERCENT
RANGE OF MORTGAGE RATES   LOANS     OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING      LTV       DOC      IO
-----------------------  --------   ------------  ----------  --------  -------  -----------   --------  -------   -------
 5.500% or less                26   $  5,418,950      1.50%     5.349%      662  $ 208,421       74.91%    0.00%   28.93%
 5.501% to 6.000%             157     38,055,329     10.52      5.888       674    242,391       76.87     0.00    50.44
 6.001% to 6.500%             312     68,646,714     18.98      6.343       661    220,022       79.18     0.00    41.68
 6.501% to 7.000%             451     92,197,640     25.49      6.798       647    204,429       80.19     0.00    36.56
 7.001% to 7.500%             276     52,846,646     14.61      7.293       626    191,473       81.35     0.00    26.69
 7.501% to 8.000%             222     36,229,605     10.02      7.764       630    163,196       81.80     0.00    20.81
 8.001% to 8.500%             138     19,434,710      5.37      8.281       615    140,831       82.64     0.00    13.15
 8.501% to 9.000%             123     15,514,281      4.29      8.777       610    126,132       84.06     0.00     3.39
 9.001% to 9.500%             117      9,638,247      2.66      9.360       631     82,378       90.99     0.00     0.56
 9.501% to 10.000%            104      7,090,458      1.96      9.854       633     68,177       92.92     0.00     2.10
10.001% to 10.500%             76      4,471,390      1.24     10.350       661     58,834       95.77     0.00     0.00
10.501% to 11.000%            209      9,926,533      2.74     10.807       668     47,495       99.50     0.00     0.00
11.001% to 11.500%             13        503,161      0.14     11.305       671     38,705       99.19     0.00     0.00
11.501% to 12.000%             45      1,716,319      0.47     11.943       636     38,140       99.50     0.00     0.00
                         --------   ------------    ------     ------       ---  ---------       -----     ----    -----
TOTAL:                      2,269   $361,689,981    100.00%     7.241%      645  $ 159,405       81.57%    0.00%   29.86%
                         ========   ============    ======     ======       ===  =========       =====     ====    =====


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 11.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.241% per annum.

REMAINING MONTHS TO STATED MATURITY

                          NUMBER     AGGREGATE                          WEIGHTED   AVERAGE      WEIGHTED
     RANGE OF               OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL     AVERAGE    PERCENT
 REMAINING MONTHS        MORTGAGE     BALANCE      MORTGAGE    AVERAGE   CREDIT    BALANCE      ORIGINAL     FULL    PERCENT
TO STATED MATURITY        LOANS     OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING      LTV         DOC      IO
------------------       --------  -------------  ----------  --------  -------  -----------    --------   --------  -------
109 to 120                      1   $    135,954       0.04%    7.550%      571   $  135,954       52.48%     0.00%    0.00%
169 to 180                    479     23,949,331       6.62    10.180       669       49,999       96.93      0.00     0.00
229 to 240                     17      1,237,683       0.34     8.263       654       72,805       75.23      0.00     0.00
349 to 360                   1772    336,367,013      93.00     7.028       643      189,823       80.52      0.00    32.11
                            -----   ------------     ------    ------       ---   ----------       -----      ----    -----
TOTAL:                      2,269   $361,689,981     100.00%    7.241%      645   $  159,405       81.57%     0.00%   29.86%
                            =====   ============     ======    ======       ===   ==========       =====      ====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 343 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                         WEIGHTED  AVERAGE     WEIGHTED
                               OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT    BALANCE    ORIGINAL    FULL      PERCENT
 LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING     POOL      COUPON    SCORE   OUTSTANDING     LTV      DOC         IO
--------------------------  --------  ------------  ----------  --------  -------  -----------  --------   -------    -------
$50,000 or less               342     $ 11,236,333       3.11%    10.247%     666   $  32,855     96.06%    0.00%        1.47%
$ 50,001 to $ 100,000         490       37,128,661      10.27      8.513      652      75,773     85.60     0.00         3.50
$100,001 to $ 150,000         464       57,479,506      15.89      7.433      649     123,878     80.87     0.00        11.70
$150,001 to $ 200,000         291       51,048,615      14.11      7.058      643     175,425     79.77     0.00        21.94
$200,001 to $ 250,000         229       51,167,432      14.15      6.904      646     223,439     80.35     0.00        29.96
$250,001 to $ 300,000         164       44,959,655      12.43      6.933      637     274,144     80.32     0.00        38.58
$300,001 to $ 350,000         129       41,848,988      11.57      6.818      641     324,411     80.68     0.00        39.47
$350,001 to $ 400,000         101       38,217,148      10.57      6.694      638     378,388     80.17     0.00        53.35
$400,001 to $ 450,000          20        8,542,231       2.36      6.663      656     427,112     84.75     0.00        65.00
$450,001 to $ 500,000          24       11,569,762       3.20      6.891      646     482,073     83.71     0.00        62.52
$500,001 to $ 550,000           7        3,774,141       1.04      6.939      648     539,163     82.76     0.00        85.52
$550,001 to $ 600,000           7        4,017,517       1.11      6.547      637     573,931     80.48     0.00        57.79
$650,001 to $ 700,000           1          699,991       0.19      7.100      610     699,991     51.85     0.00       100.00
                            -----     ------------     ------     ------      ---   ---------     -----     ----       ------
TOTAL:                      2,269     $361,689,981     100.00%     7.241%     645   $ 159,405     81.57%    0.00%       29.86%
                            =====     ============     ======     ======      ===   =========     =====     ====       ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,940 to approximately $699,991 and the average outstanding principal balance of the Mortgage Loans was approximately $159,405.

PRODUCT TYPES

                             NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                            MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES                LOANS     OUTSTANDING     POOL      COUPON     SCORE    OUTSTANDING    LTV       DOC      IO
---------------------       --------  -------------  ----------  --------  --------  -----------  --------  -------  -------
Balloon Loans                   419   $  20,891,621       5.78%   10.399%      674    $   49,861    99.31%    0.00%    0.00%
10 Year Fixed Loans               1         135,954       0.04     7.550       571       135,954    52.48     0.00     0.00
15 Year Fixed Loans              60       3,057,710       0.85     8.688       634        50,962    80.67     0.00     0.00
20 Year Fixed Loans              17       1,237,683       0.34     8.263       654        72,805    75.23     0.00     0.00
30 Year Fixed Loans             192      31,911,598       8.82     7.153       641       166,206    76.77     0.00     3.93
Six-Month LIBOR Loans            27       3,639,031       1.01     6.277       628       134,779    82.68     0.00     0.00
2/28 LIBOR ARM                1,371     264,295,318      73.07     7.049       643       192,776    80.87     0.00    35.10
3/27 LIBOR ARM                  165      32,614,169       9.02     6.876       641       197,662    81.01     0.00    36.12
5/25 LIBOR ARM                   17       3,906,897       1.08     6.511       658       229,817    80.72     0.00    56.37
                              -----   -------------     ------    ------       ---    ----------    -----     ----    -----
TOTAL:                        2,269   $ 361,689,981     100.00%    7.241%      645    $  159,405    81.57%    0.00%   29.86%
                              =====   =============     ======    ======       ===    ==========    =====     ====    =====

AMORTIZATION TYPE

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE   PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV        DOC       IO
----------------------    --------  -------------  ----------  --------  --------  -----------  --------   -------   -------
Fully Amortizing             1,438  $ 232,787,373      64.36%    7.223%     636    $   161,883    80.21%     0.00%     0.00%
Balloon                        419     20,891,621       5.78    10.399      674         49,861    99.31      0.00      0.00
12 Month Interest-Only          10      1,951,734       0.54     6.827      671        195,173    78.29      0.00    100.00
24 Month Interest-Only          87     15,915,664       4.40     6.888      669        182,939    80.63      0.00    100.00
36 Month Interest-Only           4        601,659       0.17     6.906      680        150,415    82.57      0.00    100.00
60 Month Interest-Only         311     89,541,929      24.76     6.623      656        287,916    81.21      0.00    100.00
                             -----  -------------     ------    ------      ---    -----------    -----      ----    ------
TOTAL:                       2,269  $ 361,689,981     100.00%    7.241%     645    $   159,405    81.57%     0.00%    29.86%
                             =====  =============     ======    ======      ===    ===========    =====      ====    ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                             OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE    PERCENT
                          MORTGAGE     BALANCE      MORTGAGE   AVERAGE   CREDIT       BALANCE    ORIGINAL     FULL     PERCENT
STATE                      LOANS     OUTSTANDING     POOL       COUPON    SCORE     OUTSTANDING    LTV        DOC        IO
--------------------      --------  -------------  ----------  --------  -------    -----------  -------    -------    -------
Alabama                         20  $   2,071,007       0.57%    7.553%      654     $  103,550    82.76%     0.00%      15.02%
Arizona                         64      8,092,553       2.24     7.361       661        126,446    85.68      0.00       28.73
California                     589    142,951,529      39.52     6.897       642        242,702    79.89      0.00       50.02
Colorado                        39      7,454,755       2.06     7.192       646        191,148    85.48      0.00       37.04
Connecticut                     28      3,663,040       1.01     7.414       652        130,823    80.17      0.00        0.00
Delaware                         3        263,937       0.07     7.316       649         87,979    67.76      0.00       38.80
District of Columbia             1        213,109       0.06     7.500       666        213,109    95.00      0.00        0.00
Florida                        145     17,555,246       4.85     7.519       631        121,071    81.35      0.00       11.32
Georgia                         60      8,384,525       2.32     8.087       624        139,742    83.94      0.00        8.23
Idaho                            7        793,639       0.22     7.101       675        113,377    81.03      0.00        0.00
Illinois                       187     27,007,386       7.47     7.188       662        144,425    83.01      0.00       13.01
Indiana                         26      3,190,602       0.88     7.221       650        122,715    85.58      0.00        8.72
Iowa                             6        576,781       0.16     7.465       610         96,130    79.72      0.00       14.74
Kansas                          10      1,142,447       0.32     8.017       636        114,245    81.59      0.00       21.53
Kentucky                         8      1,177,289       0.33     8.191       633        147,161    79.95      0.00        7.27
Louisiana                       11        915,333       0.25     8.557       634         83,212    82.52      0.00        0.00
Maine                            4        470,632       0.13     7.440       658        117,658    85.89      0.00        0.00
Maryland                        29      5,491,568       1.52     7.201       642        189,364    81.40      0.00       31.00
Massachusetts                   37      7,621,771       2.11     7.303       643        205,994    79.21      0.00        9.83
Michigan                        94     11,092,464       3.07     7.776       634        118,005    81.86      0.00       22.93
Minnesota                       68      9,198,488       2.54     7.391       658        135,272    83.21      0.00       35.57
Mississippi                      8        684,285       0.19     8.384       647         85,536    84.06      0.00        0.00
Missouri                        42      4,677,323       1.29     7.952       621        111,365    84.62      0.00        7.56
Montana                          1        239,227       0.07     7.250       644        239,227    80.00      0.00        0.00
Nebraska                         4        319,236       0.09     7.661       701         79,809    81.90      0.00        0.00
Nevada                          56      9,387,538       2.60     7.358       647        167,635    82.71      0.00       26.28
New Hampshire                   10      1,460,082       0.40     7.177       674        146,008    79.38      0.00       10.96
New Jersey                      13      2,819,760       0.78     8.201       626        216,905    85.01      0.00        0.00
New Mexico                      12        931,086       0.26     8.301       630         77,591    84.95      0.00       15.04
New York                        44     10,542,346       2.91     6.710       631        239,599    77.47      0.00        9.89
North Carolina                  15      2,075,498       0.57     8.166       646        138,367    82.88      0.00        0.00
Ohio                            71      7,004,065       1.94     7.392       646         98,649    84.01      0.00       12.20
Oklahoma                         9        864,008       0.24     8.240       632         96,001    85.20      0.00        0.00
Oregon                          22      2,489,122       0.69     6.946       688        113,142    82.54      0.00       44.19
Pennsylvania                    26      3,920,355       1.08     7.316       650        150,783    83.93      0.00       12.76
Rhode Island                     6      1,131,035       0.31     7.343       632        188,506    81.84      0.00        0.00
South Carolina                  15      2,041,526       0.56     8.233       624        136,102    85.96      0.00        0.00
South Dakota                     2         99,538       0.03     7.514       643         49,769    83.98      0.00        0.00
Tennessee                       45      4,175,094       1.15     8.148       646         92,780    83.11      0.00        3.10
Texas                          260     23,669,974       6.54     7.873       648         91,038    83.27      0.00        7.15
Utah                            20      2,193,914       0.61     6.702       686        109,696    82.61      0.00       35.04
Virginia                        71     10,801,913       2.99     7.309       654        152,140    82.21      0.00       24.75
Washington                      58      8,167,156       2.26     7.012       652        140,813    83.69      0.00       45.58
West Virginia                    3        526,732       0.15     7.683       646        175,577    83.54      0.00        0.00
Wisconsin                       20      2,141,064       0.59     7.320       679        107,053    84.14      0.00       11.77
                             -----   ------------     ------     -----       ---     ----------    -----      ----       -----
TOTAL:                       2,269  $ 361,689,981     100.00%    7.241%      645     $  159,405    81.57%     0.00%      29.86%
                             =====  =============     ======     =====       ===     ==========    =====      ====       =====

No more than approximately 0.54% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED
                         OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE   PERCENT
 RANGE OF ORIGINAL    MORTGAGE     BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
LOAN-TO-VALUE RATIOS   LOANS     OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV        DOC      IO
--------------------  --------  -------------  ----------  --------   --------  -----------  --------   -------  ------
50.00% or less              40  $   5,888,727       1.63%    6.799%        605  $   147,218    40.24%     0.00%    6.75%
50.01% to 55.00%            19      3,912,680       1.08     6.670         620      205,931    52.66      0.00    28.11
55.01% to 60.00%            25      4,519,677       1.25     6.841         604      180,787    58.07      0.00    33.96
60.01% to 65.00%            39      8,795,978       2.43     6.674         590      225,538    63.25      0.00    22.06
65.01% to 70.00%            55     11,107,397       3.07     6.903         610      201,953    68.94      0.00    18.36
70.01% to 75.00%           113     21,272,658       5.88     6.850         609      188,254    73.73      0.00    22.32
75.01% to 80.00%           918    165,643,148      45.80     6.819         663      180,439    79.84      0.00    37.29
80.01% to 85.00%           185     38,178,138      10.56     7.358         616      206,368    84.38      0.00    26.43
85.01% to 90.00%           347     69,472,973      19.21     7.437         636      200,210    89.68      0.00    32.80
90.01% to 95.00%            66     10,683,125       2.95     7.782         654      161,866    94.70      0.00    13.37
95.01% to 100.00%          462     22,215,479       6.14    10.377         675       48,085    99.97      0.00     0.82
                         -----  -------------     ------    ------         ---  -----------    -----      ----    -----
TOTAL:                   2,269  $ 361,689,981     100.00%    7.241%        645  $   159,405    81.57%     0.00%   29.86%
                         =====  =============     ======    ======         ===  ===========    =====      ====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.06% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 6.27% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.59%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.89%.

LOAN PURPOSE

                        NUMBER      AGGREGATE                          WEIGHTED    AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                       MORTGAGE      BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    FULL     PERCENT
LOAN PURPOSE            LOANS      OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING      LTV       DOC       IO
---------------------  --------   -------------  ----------  --------  --------  -----------   ---------  -------   -------
Purchase                  1,402   $ 190,773,074      52.74%    7.410%       664  $   136,072      83.78%    0.00%    31.47%
Refinance - Cashout         790     159,059,530      43.98     7.047        622      201,341      78.98     0.00     27.84
Refinance - Rate/Term        77      11,857,376       3.28     7.119        641      153,992      80.87     0.00     31.13
                          -----   -------------     ------     -----        ---  -----------      -----     ----     -----
TOTAL:                    2,269   $ 361,689,981     100.00%    7.241%       645  $   159,405      81.57%    0.00%     9.86%
                          =====   =============     ======     =====        ===  ===========      =====     ====     =====

PROPERTY TYPE

                           NUMBER      AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED
                             OF        PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                          MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT      BALANCE    ORIGINAL    FULL     PERCENT
PROPERTY TYPE              LOANS     OUTSTANDING       POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC       IO
-------------             --------  -------------    ----------  -------   --------   -----------  --------   -------   -------
Single Family                1,742  $ 274,756,473        75.96%   7.252%        642   $   157,725    81.52%     0.00%    29.85%
Rowhouse                         3        623,411         0.17    6.266         642       207,804    74.12      0.00      0.00
Townhouse                       13      1,612,336         0.45    7.564         652       124,026    82.72      0.00      6.70
Condominium                    134     18,070,526         5.00    7.205         661       134,855    80.82      0.00     39.25
Two- to Four-Family             77     16,994,983         4.70    7.106         651       220,714    79.14      0.00     23.03
Planned Unit Development       300     49,632,250        13.72    7.240         649       165,441    83.04      0.00     29.98
                             -----  -------------       ------    -----         ---   -----------    -----      ----     -----
TOTAL:                       2,269  $ 361,689,981       100.00%   7.241%        645   $   159,405    81.57%     0.00%    29.86%
                             =====  =============       ======    =====         ===   ===========    =====      ====     =====

DOCUMENTATION

                      NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                        OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                     MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
DOCUMENTATION          LOANS  OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
-------------------- -------- -----------  ---------- -------- -------- ----------- -------- -------- -------
Stated Documentation  2,269   $361,689,981   100.00%   7.241%    645    $   159,405  81.57%   0.00%    29.86%
                      -----   ------------   ------    -----     ---    -----------  -----    ----     -----
TOTAL:                2,269   $361,689,981   100.00%   7.241%    645    $   159,405  81.57%   0.00%    29.86%
                      =====   ============   ======    =====     ===    ===========  =====    ====     =====

OCCUPANCY

                      NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                        OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                     MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
OCCUPANCY             LOANS  OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
-----------          -------- -----------  ---------- -------- -------- ----------- -------- -------- -------
Primary               2,171   $347,362,737    96.04%   7.229%    644    $   160,001  81.72%   0.00%    30.90%
Investment               76     11,079,519     3.06    7.366     653        145,783  77.19    0.00      4.00
Second Home              22      3,247,724     0.90    8.098     652        147,624  80.73    0.00      7.48
                      -----   ------------   ------    -----     ---    -----------  -----    ----     -----
TOTAL:                2,269   $361,689,981   100.00%   7.241%    645    $   159,405  81.57%   0.00%    29.86%
                      =====   ============   ======    =====     ===    ===========  =====    ====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                      NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                        OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
MORTGAGE LOANS AGE   MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
(MONTHS)              LOANS   OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
-------------------- -------- -----------  ---------- -------- -------- ----------- -------- -------- -------
3                       184   $ 39,235,277    10.85%   7.073%    638    $   213,235  80.92%   0.00%    50.01%
4                       797    116,227,855    32.13    7.184     646        145,832  81.78    0.00     29.61
5                       755    117,971,813    32.62    7.321     645        156,254  81.89    0.00     27.50
6                       480     80,688,209    22.31    7.277     646        168,100  80.94    0.00     26.21
7                        47      6,842,808     1.89    7.376     636        145,592  84.34    0.00      5.69
8                         4        412,693     0.11    6.986     692        103,173  66.45    0.00      0.00
10                        2        311,326     0.09    6.707     697        155,663  90.09    0.00      0.00
                      -----   ------------   ------    -----     ---    -----------  -----    ----     -----
TOTAL:                2,269   $361,689,981   100.00%   7.241%    645    $   159,405  81.57%   0.00%    29.86%
                      =====   ============   ======    =====     ===    ===========  =====    ====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                        OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
ORIGINAL PREPAYMENT  MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
   PENALTY TERM       LOANS   OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
-------------------  -------- -----------  ---------- -------- -------- ----------- -------- -------- -------
None                    415   $ 42,912,162    11.86%    8.016%   649    $   103,403  84.88%   0.00%    13.27%
12 Months               145     25,759,669     7.12     7.461    645        177,653  81.76    0.00     31.53
13 Months                 3        797,609     0.22     6.503    671        265,870  86.35    0.00     87.86
24 Months             1,227    215,096,897    59.47     7.141    644        175,303  81.56    0.00     35.07
36 Months               397     63,153,130    17.46     7.045    645        159,076  79.71    0.00     25.71
60 Months                82     13,970,514     3.86     6.916    643        170,372  79.47    0.00     13.11
                      -----   ------------   ------     -----    ---    -----------  -----    ----     -----
TOTAL:                2,269   $361,689,981   100.00%    7.241%   645    $   159,405  81.57%   0.00%    29.86%
                      =====   ============   ======     =====    ===    ===========  =====    ====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                         NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                           OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                        MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
RANGE OF CREDIT SCORES   LOANS   OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
----------------------  -------- ------------ ---------- -------- -------- ----------- -------- -------- -------
502 to 525                  16   $  2,887,196     0.80%   7.191%    513    $  180,450    68.01%  0.00%     9.52%
526 to 550                  38      7,734,333     2.14    7.640     540       203,535    71.56   0.00      3.55
551 to 575                  98     19,648,371     5.43    7.521     565       200,494    73.96   0.00      9.56
576 to 600                 214     37,288,058    10.31    7.619     588       174,243    81.34   0.00     17.36
601 to 625                 329     63,522,183    17.56    7.392     614       193,077    81.28   0.00     29.54
626 to 650                 510     75,097,080    20.76    7.293     638       147,249    82.57   0.00     29.28
651 to 675                 444     64,450,763    17.82    7.080     663       145,159    82.66   0.00     36.70
676 to 700                 278     41,793,439    11.56    7.020     687       150,336    83.44   0.00     38.58
701 to 725                 153     22,459,441     6.21    6.910     711       146,794    83.11   0.00     35.26
726 to 750                  91     13,287,813     3.67    6.884     736       146,020    82.95   0.00     46.88
751 to 775                  75      9,788,013     2.71    7.044     761       130,507    82.81   0.00     29.18
776 to 800                  19      3,200,562     0.88    6.534     786       168,451    82.98   0.00     46.39
801 to 804                   4        532,728     0.15    7.050     801       133,182    85.48   0.00     16.07
                         -----   ------------   ------    -----     ---    ----------    -----   ----     -----
TOTAL:                   2,269   $361,689,981   100.00%   7.241%    645    $  159,405    81.57%  0.00%    29.86%
                         =====   ============   ======    =====     ===    ==========    =====   ====     =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 502 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut- off Date was approximately 645.

CREDIT GRADE

                         NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                           OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                        MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
CREDIT GRADE             LOANS   OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
---------------         -------- ------------ ---------- -------- -------- ----------- -------- -------- -------
A+                       1,621   $238,268,324    65.88%   7.143%    671    $  146,988   83.25%   0.00%    34.50%
A                          379     70,866,093    19.59    7.416     605       186,982   81.12    0.00     22.69
A-                         139     26,315,108     7.28    7.506     593       189,317   78.25    0.00     23.66
B                           83     16,513,283     4.57    7.283     577       198,955   71.72    0.00     15.37
C                           26      5,662,395     1.57    7.596     541       217,784   72.79    0.00      4.86
C-                          21      4,064,779     1.12    7.524     540       193,561   64.98    0.00     16.72
                         -----   ------------   ------    -----     ---    ----------   -----    ----     -----
TOTAL:                   2,269   $361,689,981   100.00%   7.241%    645    $  159,405   81.57%   0.00%    29.86%
                         =====   ============   ======    =====     ===    ==========   =====    ====     =====

GROSS MARGINS

                         NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                           OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                        MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
RANGE OF GROSS MARGINS    LOANS  OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
----------------------  -------- ------------ ---------- -------- -------- ----------- -------- -------- -------
3.001% to 3.500%             1   $    327,987     0.11%    5.990%   746    $  327,987    80.00%  0.00%   100.00%
3.501% to 4.000%             2        555,370     0.18     5.695    677       277,685    80.00   0.00    100.00
4.001% to 4.500%            13      3,317,396     1.09     5.802    656       255,184    77.22   0.00     45.86
4.501% to 5.000%            91     22,859,102     7.51     5.910    667       251,199    75.53   0.00     53.56
5.001% to 5.500%           154     35,748,120    11.74     6.276    658       232,131    79.37   0.00     56.10
5.501% to 6.000%           306     67,761,577    22.26     6.600    653       221,443    80.60   0.00     42.79
6.001% to 6.500%           353     74,214,601    24.38     6.955    638       210,240    80.21   0.00     37.98
6.501% to 7.000%           236     40,171,564    13.19     7.296    640       170,218    82.11   0.00     24.47
7.001% to 7.500%           153     24,304,032     7.98     7.726    629       158,850    84.10   0.00     17.05
7.501% to 8.000%            90     12,666,211     4.16     8.136    626       140,736    83.58   0.00      5.50
8.001% to 8.500%            71      9,078,272     2.98     8.632    625       127,863    84.86   0.00      0.60
8.501% to 9.000%            51      6,291,952     2.07     9.005    607       123,372    85.18   0.00      2.37
9.001% to 9.500%            27      3,996,394     1.31     9.436    597       148,015    86.42   0.00      0.00
9.501% to 10.000%           25      2,661,807     0.87     9.945    588       106,472    86.61   0.00      0.00
10.001% to 10.500%           6        453,084     0.15    10.434    592        75,514    88.13   0.00      0.00
10.501% to 11.000%           1         47,947     0.02    10.875    642        47,947   100.00   0.00      0.00
                         -----   ------------   ------    ------    ---    ----------   ------   ----     -----
TOTAL:                   1,580   $304,455,416   100.00%    7.014%   643    $  192,693    80.91%  0.00%    35.06%
                         =====   ============   ======    ======    ===    ==========   ======   ====     =====

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 10.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.328% per annum.

MAXIMUM MORTGAGE RATES

                         NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                           OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
 RANGE OF MAXIMUM       MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
 MORTGAGE RATES           LOANS  OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
-------------------     -------- ------------ ---------- -------- -------- ----------- -------- -------- -------
11.500% or less             18   $  4,178,542     1.37%   5.457%    674    $  232,141   75.56%   0.00%    34.62%
11.501% to 12.000%         103     25,661,986     8.43    5.880     676       249,145   77.77    0.00     55.38
12.001% to 12.500%         222     51,033,169    16.76    6.317     660       229,879   79.23    0.00     44.71
12.501% to 13.000%         311     70,790,231    23.25    6.680     647       227,621   80.63    0.00     44.16
13.001% to 13.500%         223     46,097,154    15.14    7.030     636       206,714   81.31    0.00     39.00
13.501% to 14.000%         214     38,086,750    12.51    7.227     643       177,975   80.92    0.00     30.79
14.001% to 14.500%         131     20,764,333     6.82    7.647     624       158,506   81.78    0.00     12.35
14.501% to 15.000%         168     23,382,154     7.68    8.154     625       139,179   83.96    0.00     11.42
15.001% to 15.500%         100     14,612,076     4.80    8.591     612       146,121   84.66    0.00     11.30
15.501% to 16.000%          57      6,590,936     2.16    9.212     600       115,630   85.86    0.00      3.43
16.001% to 16.500%          24      2,329,869     0.77    9.647     599        97,078   84.54    0.00      2.33
16.501% to 17.000%           9        928,216     0.30    9.798     590       103,135   85.27    0.00     16.07
                         -----   ------------   ------    -----     ---    ----------   -----    ----     -----
TOTAL:                   1,580   $304,455,416   100.00%   7.014%    643    $  192,693   80.91%   0.00%    35.06%
                         =====   ============   ======    =====     ===    ==========   =====    ====     =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 16.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.303% per annum.

NEXT RATE ADJUSTMENT DATE

                           NUMBER   AGGREGATE                       WEIGHTED   AVERAGE   WEIGHTED
                             OF     PRINCIPAL   PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                          MORTGAGE   BALANCE     MORTGAGE  AVERAGE   CREDIT    BALANCE   ORIGINAL   FULL   PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS  OUTSTANDING     POOL     COUPON   SCORE   OUTSTANDING   LTV      DOC       IO
------------------------- -------- ------------ ---------- -------- -------- ----------- -------- -------- -------
April 2005                     8   $  1,082,516     0.36%   5.842%    626    $  135,314   82.85%   0.00%     0.00%
May 2005                      17      2,320,674     0.76    6.361     632       136,510   82.65    0.00      0.00
June 2005                      1        100,300     0.03    8.200     601       100,300   85.00    0.00      0.00
September 2005                 1        135,541     0.04    6.900     598       135,541   80.00    0.00      0.00
May 2006                       2        311,326     0.10    6.707     697       155,663   90.09    0.00      0.00
July 2006                      2        241,579     0.08    6.948     692       120,789   82.39    0.00      0.00
August 2006                   29      4,986,042     1.64    7.300     635       171,932   83.42    0.00      7.81
September 2006               288     61,080,860    20.06    7.038     644       212,086   79.99    0.00     32.06
October 2006                 466     88,263,708    28.99    7.139     645       189,407   81.33    0.00     31.32
November 2006                471     80,394,701    26.41    7.022     645       170,689   81.32    0.00     35.40
December 2006                113     29,017,103     9.53    6.835     636       256,789   79.58    0.00     57.57
August 2007                    1         66,940     0.02    7.350     669        66,940   80.00    0.00      0.00
September 2007                24      4,883,305     1.60    6.757     636       203,471   80.35    0.00     27.03
October 2007                  58     10,871,517     3.57    7.080     646       187,440   82.32    0.00     35.14
November 2007                 70     13,130,626     4.31    6.895     643       187,580   81.42    0.00     33.84
December 2007                 12      3,661,781     1.20    6.353     626       305,148   76.57    0.00     59.96
September 2009                 3        666,548     0.22    5.842     666       222,183   68.37    0.00     36.76
October 2009                   2        603,963     0.20    7.191     580       301,982   79.55    0.00     45.46
November 2009                  8      1,460,705     0.48    6.546     683       182,588   83.06    0.00     65.86
December 2009                  4      1,175,682     0.39    6.497     662       293,920   85.41    0.00     61.32
                           -----   ------------   ------    -----     ---    ----------   -----    ----     -----
TOTAL:                     1,580   $304,455,416   100.00%   7.014%    643    $  192,693   80.91%   0.00%    35.06%
                           =====   ============   ======    =====     ===    ==========   =====    ====     =====